July 2025 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic or political conditions; changes in laws or the regulatory environment, including banking, immigration, trade, tariff, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits, including low cost deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; systemic or non-systemic bank failures or crises; geopolitical conditions, threats or events involving terrorism or military action or conflict, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $15.4 Billion Gross Loans: $ 8.4 Billion Total Deposits (Including Repos):$12.4 Billion Total Equity: $ 2.2 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 01/22/2025 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 Bank Accomplishments & Ratings 193 Consecutive Quarters or over 48 Years of Profitability 143 Consecutive Quarters of Cash Dividends Forbes, Best Banks in America (2016 – 2025)* Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks Bauer Financial Report Five Star Superior Rating 65 Consecutive Quarters Fitch Rating BBB+ (March 2025) One of the 10 largest bank holding companies in CA * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth DeNovo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Property Management Real Estate Banking International Treasury Management Specialty Banking Construction Lending CitizensTrust Merchant Bankcard SBA Citizens Home Lending Loan Brokerage Title Escrow Marketing Citizens Equipment Financing Deposit Services Wealth Management Trust Investment Services Law Firms Customer Credit Management Division Dairy & Livestock Agribusiness Government Services Asset Based Lending Receivers & Fiduciaries Relationship Manager (Bank) C-PACE Lending Relationship Banking Strategy

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and new geographic markets Banks: Banking Teams: In-market New markets

CVBF Balance Sheet Profile TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 10.0% 11.8% 16.5% 16.5% 17.3% Assets $15.4B Securities $4.8B Loans $8.4B Deposits & Repos $12.4B $12.9B June 30, 2025 Capital Ratios as of June 30, 2025 Funding

Q2 2025 Financial Highlights Profitability ROATCE = 14.08% ROAA = 1.34% NIM = 3.31% Efficiency Ratio = 45.6% Income Statement Q2’25 Net Income = $51 million / EPS = $0.37 PPNR = $68.8 million / $1.3 million higher than Q1’25 Balance Sheet Deposits & Customer Repos increased $123 million from 3/31/25 Noninterest deposits > 60% of Total Deposits Cost of deposits and customer repos = .87% Loans decreased $5 million from 3/31/25 Asset Quality Q2 Net charge-offs = $249K NPA/TA = 0.17% (NPA = $26.6 million) Classified loans = $73.4 million or 0.88% of total loans ACL = $78 million or 0.93% of gross loans Capital CET1 Ratio = 16.5% Total Risk-Based Ratio = 17.3% Tangible Common Equity Ratio = 10.0%

Selected Ratios 2022 2023 2024 Q2’24 Q1’25 Q2’25 ROATCE* 18.85% 18.48% 14.95% 15.51% 14.51% 14.08% NIM 3.30% 3.31% 3.09% 3.05% 3.31% 3.31% Cost of Deposits 0.05% 0.41% 0.88% 0.88% 0.86% 0.84% Cost of Funds 0.06% 0.83% 1.32% 1.38% 1.04% 1.03% Efficiency Ratio 38.98% 42.00% 46.55% 45.10% 46.69% 45.55% NIE % Avg. Assets 1.28% 1.41% 1.45% 1.40% 1.58% 1.52% NPA % Total Assets 0.03% 0.13% 0.31% 0.16% 0.17% 0.17% Net Charge-Offs (Recoveries) to Avg. Loans (0.01%) 0.00% 0.04% 0.00% 0.00% 0.00% CET1 Ratio 13.5% 14.6% 16.2% 15.3% 16.5% 16.5% Total Risk-Based Capital Ratio 14.4% 15.5% 17.1% 16.1% 17.3% 17.3% Performance Credit Quality Capital * See Non-GAAP Reconciliation

Selected Highlights ($ in Thousands) Q2’24 Q1’25 Q2’25 Net Interest Income $ 110,849 $110,444 $111,608 Noninterest Income 14,424 16,229 14,744 Noninterest Expense, excluding Regulatory Assessments 55,083 57,127 55,539 Regulatory Assessments 1,414 2,017 2,018 Total Noninterest Expense 56,497 59,144 57,557 Pretax-Pre Provision Income 68,776 67,529 68,795 (Recapture of) Provision for Credit Losses - (2,000) - Earnings before Income Taxes 68,776 69,529 68,795 Net Income $ 50,035 $51,104 $50,564 Basic earnings per common share $0.36 $0.37 $0.37 Diluted earnings per common share $0.36 $0.36 $0.37 Income Statement

Selected Highlights ($ in Thousands) Q2’24 Q1’25 Q2’25 Average Cash & Cash Equivalents $ 866,747 $ 315,760 $ 486,741 Average Loans 8,731,587 8,467,465 8,354,898 Average Total Securities 5,206,959 4,908,718 4,847,415 Average Noninterest-bearing Deposits 7,153,315 7,006,357 7,051,702 Average Total Deposits & Customer Repurchase Agreements 12,169,307 12,189,997 12,184,159 Average Borrowings 1,850,330 513,078 508,159 Loan-to-deposit 73.48% 71.32% 70.76% Noninterest-bearing deposits/Total Deposits 60.20% 59.01% 59.72% Average Balance Sheet

Earnings Per Share 193 Consecutive Quarters More than 48 Years of Profitability since 1977

Dividends – 143 Consecutive Quarters 143 Consecutive Quarters More than 35 years of cash dividends since 1989 Dividend payout ratio calculated on per share basis.

Net Interest Income and NIM ($ in Millions)

Net Interest Margin Trend * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Return on Average Assets * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Return on Average Tangible Common Equity * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

CET1 Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

TCE Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Total Deposits & Customer Repos Cost of Interest-Bearing Deposits and Repos June 2025 2.06% December 2024 2.15%

Deposit & Repo Quarterly Avg. Trends

Cost of Deposits For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits of the 50 Banks in the KRX Index Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

Cost of Deposits: Monthly Trends CVBF Cost of Deposit Detail

Loans by Type CRE $6.52B C&I $0.91B Other $0.93B

Loan Trends – Quarterly Averages ($ in Millions) 2.8% decline 2.1% decline 4.2% decline 32.0% decline

Line Utilization Trends Total D&L C&I

ACL Nine Quarter Trend ($ in Millions) * Total Balance

Classified Loan Trend ($ in Millions)

Classified Loans / Total Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Net Charge-Offs / Average Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Appendix Non-GAAP Reconciliation

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial $ 2,227 46% 49% $ 1.65 $ 17.42 $ 7.70 $ 9.72 Office 1,036 28% 55% 1.69 0.00 0.00 0.00 Retail 894 11% 47% 1.72 24.83 24.83 0.00 Multi-Family 816 0% 48% 1.55 1.35 1.35 0.00 Other 553 57% 47% 1.56 0.72 0.72 0.00 Farmland 417 99% 45% 1.40 6.81 0.00 6.81 Medical 314 34% 56% 1.48 0.04 0.00 0.04 Other RE Rental & Leasing 260 14% 49% 2.63 0.00 0.00 0.00 Total $ 6,517 35% 49% $ 1.64 $ 51.17 $ 34.60 $ 16.57 ($ in Millions)

CRE by Collateral and Origination Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2025 2024 2023 2022 2021 2020 or earlier 2025 2024 2023 2022 2021 2020 or earlier Industrial $ 2,227 5% 6% 8% 19% 18% 44% 46% 42% 43% 44% 50% 52% Office 1,036 5% 3% 3% 24% 14% 51% 50% 50% 48% 54% 55% 56% Retail 894 4% 2% 5% 23% 17% 49% 41% 35% 39% 43% 46% 51% Multi-Family 816 3% 4% 9% 20% 18% 46% 37% 36% 45% 44% 51% 51% Other 553 5% 5% 7% 13% 20% 50% 39% 46% 44% 45% 49% 47% Farmland 417 1% 6% 6% 15% 15% 57% 36% 32% 42% 42% 37% 49% Medical 314 11% 7% 3% 9% 15% 55% 46% 47% 45% 52% 53% 62% Other RE Rental & Leasing 260 5% 23% 10% 17% 11% 34% 43% 46% 48% 51% 48% 49% Total $ 6,517 5% 5% 7% 19% 17% 47% 44% 41% 43% 46% 49% 52% ($ in Millions)

CRE by Collateral and Reset/Maturity Collateral Type Balance ($ in Millions) Balance Maturing Next 24 months ($ in Millions) Rate Resets Next 24 Months ($ in Millions) Maturity & Rate Reset % of Loans Industrial $ 2,227 $ 281 $ 137 19% Office 1,036 130 125 25% Retail 894 131 99 26% Multi-Family 816 44 151 24% Other 553 69 68 25% Farmland 417 43 101 35% Medical 314 25 54 25% Other RE Rental & Leasing 260 76 12 34% Total $ 6,517 $ 799 $ 747 24% ($ in Millions)

CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $ 24 $ 23 $ 0 $ 0 $ 0 $ 0 $ 0 $ 52 $ 99 $10M to $20M 105 111 85 86 11 54 11 14 477 $5M to $10M 464 249 152 119 140 83 62 60 1,329 $1M to $5M 1,338 514 529 465 322 209 192 114 3,683 Less than $1M 296 139 128 146 80 71 49 20 929 Total $ 2,227 $ 1,036 $ 894 $ 816 $ 553 $ 417 $ 314 $ 260 $ 6,517

CRE Office Loans by Major MSA Los Angeles County Total Balance of $354mm (183 loans) San Francisco County Total Balance of $54,736 (1 loan) San Diego County Total Balance of $69mm (21 loans) Note: Only shows the office loans that are in the major MSA.

Greater LA Business Density Distribution Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) West LA includes Santa Monica and Century City Central LA includes Downtown LA North LA includes Pasadena and Burbank Other LA (includes remaining areas of LA) Market Description ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Loan Size Classified West LA (HBD) $ 82,834 18% 51% $ 4,360 $ 0 Other West LA 56,811 22% 52% 1,959 0 North LA (HBD) 44,308 5% 49% 1,582 0 Other North LA 35,598 18% 47% 1,369 0 Downtown LA (HBD) 503 100% 6% 503 0 Other Central LA 40,297 21% 48% 2,370 0 Other LA 93,180 41% 46% 1,479 0 Total $ 353,530 24% 48% $ 1,932 $ 0

Greater SD Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SD (HBD) $ 3,651 42% 54% $ 1,217 $ 0 Other SD 65,520 2% 51% 3,640 0 Total $ 69,171 4% 51% $ 3,294 $ 0 Darker shaded areas represent Higher Business Density (HBD)

Greater SF Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SF (HBD) $ 55 0% 3% $ 55 $ 0 Other SF 0 0% 0% 0 0 Total $ 55 0% 3% $ 55 $ 0 Darker shaded areas represent Higher Business Density (HBD)

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Classified ($ in Millions) Real Estate Rental and Leasing $ 204 22% $ 0.21 Manufacturing 114 12% 2.82 Wholesale Trade 79 9% 3.63 Construction 73 8% 0.00 Arts, Entertainment, and Recreation 63 7% 0.00 Transportation and Warehousing 60 7% 0.33 Professional, Scientific, and Technical Services 60 7% 0.00 Finance and Insurance 40 4% 0.00 Administrative and Support and Waste Management and Remediation Services 36 4% 0.00 Other 183 20% 0.29 Total $ 912 100% $ 7.28

Historical Deposit Growth Suncrest +$1.2B Q1’22 Brokered $300mm Suncrest $1.2B

Diverse Deposit Base

Business vs Consumer Deposits Q2 2025

Deposit Relationship Tenure Q2 2025 ~75% of our customer deposit relationships have banked with CBB for 3 years or more

Economic Forecast – GDP

Economic Forecast – Unemployment

Economic Forecast – CRE Price

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com